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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 31, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of July 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-34, Mortgage Pass-
                    Through Certificates, Series 2003-34).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

       Delaware                           333-103821        95-4449516
-----------------------------             ----------       -------------------
(State or Other Jurisdiction              (Commission      (I.R.S. Employer
     of Incorporation)                    File Number)     Identification No.)


4500 Park Granada
Calabasas, California                                91302
---------------------                                ----------
(Address of Principal                                (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

         5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).



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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWMBS, INC.



                                                         By: /s/ Darren Bigby
                                                             ----------------
                                                         Darren Bigby
                                                         Vice President



Dated:  July 31, 2003



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



                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in        5
         Exhibit 5.1)

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits   5
         5.1 and 8.1)




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